Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Frazier Lifesciences Sponsor LLC
Address of Joint Filer:	601 Union Street Suite 3200 Seattle, WA 98101
Relationship of Joint Filer to Issuer:	10% Owner, Director by Deputization
Issuer Name and Ticker or Trading Symbol:	Frazier Lifesciences Acquisition Corporation [FLAC]
Date of Event Requiring Statement (Month/Day/Year):	12/8/2020
Name of Joint Filer:	Frazier Life Sciences X, L.P.
Address of Joint Filer:	601 Union Street Suite 3200 Seattle, WA 98101
Relationship of Joint Filer to Issuer:	Director by Deputization
Issuer Name and Ticker or Trading Symbol:	Frazier Lifesciences Acquisition Corporation [FLAC]
Date of Event Requiring Statement (Month/Day/Year):	12/8/2020
Name of Joint Filer:	FHMLS X, L.P.
Address of Joint Filer:	601 Union Street Suite 3200 Seattle, WA 98101
Relationship of Joint Filer to Issuer:	Director by Deputization

Issuer Name and Ticker or Trading Symbol:	Frazier Lifesciences Acquisition Corporation [FLAC]
Date of Event Requiring Statement (Month/Day/Year):	12/8/2020
Name of Joint Filer:	FHMLS X, L.L.C.

Address of Joint Filer:	601 Union Street Suite 3200 Seattle, WA 98101
Relationship of Joint Filer to Issuer:	Director by Deputization
Issuer Name and Ticker or Trading Symbol:	Frazier Lifesciences Acquisition Corporation [FLAC]
Date of Event Requiring Statement (Month/Day/Year):	12/8/2020
Name of Joint Filer:	James N. Topper
Address of Joint Filer:	601 Union Street Suite 3200 Seattle, WA 98101
Relationship of Joint Filer to Issuer:	Chief Executive Officer and Director
Issuer Name and Ticker or Trading Symbol:	Frazier Lifesciences Acquisition Corporation [FLAC]
Date of Event Requiring Statement (Month/Day/Year):	12/8/2020
Name of Joint Filer:	Patrick J. Heron

Address of Joint Filer:	601 Union Street Suite 3200 Seattle, WA 98101
Relationship of Joint Filer to Issuer:	Director by Deputization
Issuer Name and Ticker or Trading Symbol:	Frazier Lifesciences Acquisition Corporation [FLAC]
Date of Event Requiring Statement (Month/Day/Year):	12/8/2020